SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Reconciliation of Cash and Restricted Cash (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Dec. 31, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Accounting Policies [Abstract]
Cash and cash equivalents	$ 22,348	$ 22,432		$ 3,465
Restricted cash	5,772	1,048		13,087
Total cash, cash equivalents and restricted cash	$ 28,120	$ 23,480	$ 14,311	$ 16,552	$ 28,811